EXHIBIT 23.1

                          INDEPENDENT AUDITOR'S CONSENT

The Board of Directors:

     We hereby consent to the incorporation by reference in the Registration Statement filed on Form S-8, pertaining to Rockport Healthcare Group, Inc.'s 2000 Long-Term Incentive Plan, of our report dated May 26, 2000. Appearing on page F-1 of Rockport Healthcare Group, Inc.'s Annual Report on Form 10-KSB for the year ended March 31, 2000.


                                             /s/  HEIN  +  ASSOCIATES  LLP

Houston,  Texas
April  20,  2001


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